UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 28, 2015

Date of Report (Date of earliest event reported)

Apple Inc.

(Exact name of registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1 Infinite Loop

Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Apple Inc. (the “Company”) is furnishing herewith updated financial statements and other affected financial information for the periods included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 27, 2014 (the “Form 10-K”). These financial statements and other affected financial information have been updated to reflect changes made in fiscal year 2015 to the Company’s reportable operating segment data and categorization of product-level net sales reporting.

In fiscal year 2015, management began reporting business performance and making decisions primarily on a geographic basis, including the results of its retail stores in each respective geographic segment. Accordingly, to align with the way the business is currently managed, the Company’s reportable operating segments now consist of the Americas, Europe, Greater China, Japan and Rest of Asia Pacific. Retail is no longer reported as a separate reportable operating segment. Additionally, the Company began allocating certain costs to its operating segments that were previously included in other corporate expenses, including certain share-based compensation costs. The Company also changed its categorization of product-level net sales reporting to reflect its evolving products and services.

Pursuant to guidance prepared by the staff of the Securities and Exchange Commission, the Company has updated the applicable items that were contained in the Form 10-K reflecting the above mentioned changes in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8, “Financial Statements and Supplementary Data” in Exhibits 99.1 and 99.2 filed in this Current Report on Form 8-K (the “Form 8-K”), respectively. The information included in this Form 8-K is presented for information purposes only in connection with the changes in the Company’s reportable operating segment data and categorization of product-level net sales reporting. There is no change to the Company’s previously reported Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income, Consolidated Balance Sheets, Consolidated Statements of Shareholders’ Equity and Consolidated Statements of Cash Flows included in the Form 10-K. This Form 8-K does not reflect events occurring after the Company filed the Form 10-K and does not modify or update the disclosures therein in any way, other than as noted above. The Company began to report comparative results reflective of the above mentioned changes with the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended December 27, 2014.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	Updated Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 27, 2014, as filed with the Securities and Exchange Commission on October 27, 2014.

99.2	Updated Part II, Item 8. Financial Statements and Supplementary Data, from the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 27, 2014, as filed with the Securities and Exchange Commission on October 27, 2014.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Inc.

Date: January 28, 2015	By:	/s/ Luca Maestri
Luca Maestri Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	Updated Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 27, 2014, as filed with the Securities and Exchange Commission on October 27, 2014.

99.2	Updated Part II, Item 8. Financial Statements and Supplementary Data, from the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 27, 2014, as filed with the Securities and Exchange Commission on October 27, 2014.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

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